Exhibit 99

Presentation Outline for Annual Meeting of Shareholders May 13, 2005 in San Antonio

Slide 1 - Annual Meeting of Shareholders Petroleum Club of San Antonio Friday, May 13, 2005

Slide 2 - TXCO Profile
Roberto R. Thomae Vice President, Capital Markets, Corporate Secretary

Slide 3 - Corporate Information
- Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300; Fax: (210) 496-3232; www.txco.com
- Contact: Roberto R. Thomae, VP-Capital Markets, bthomae@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2004, and its Form 10-Q for the quarter ended March 31, 2005. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 4 - The State of the E&P Industry "The current business environment indicates that there has rarely been a more compelling time to drill than today." -- Oil & Gas Investor, February 2005

Slide 5 - Why Own TXCO?
-     Dominant Player in Focus Area
-     Proven Exploration Track Record
-     Experienced Exploration Team
-     Multi-Year Project Inventory
       -   Attractive mix of low-risk development and high-upside exploratory projects
-     Multi-Pay Potential from Numerous Productive Intervals
-     Average 68% Working Interest with 54% Operational Control
-     Integrated Upstream/Midstream Assets

Slide 6 - TXCO Profile: Focused Growth

Inset map of Texas showing the location of the Maverick Basin along the border with Mexico.
-  Maverick Basin Focus
     -   Commanding acreage position: 727,000 gross acres (490,000 net)*
     -   3-D covers 544,000 gross acres
-  Full-cycle Exploration Company
     -   Lease g CAEX* prospect generation g drill g produce
-  Balanced Producer with Infrastructure and Operational Control
     -   40% oil
     -   60% gas
     -   91-mile pipeline system
-    2005 CAPEX Target: 60+ Wells
-   Highly Experienced Exploration Team
     -   20-30 years of professional experience
     -   Basin-specific expertise
*   See appendix for definition

Slide 7 - TXCO's Growth Strategy

Increase Shareholder Value By:
-  Developing a Multi-Year Inventory Over Large Lease Block Position in Core Area
-  Controlling Exploration/Development Activity and Timetable
-  Applying Advanced Technology to Mitigate Risk
     -   3-D seismic -- fewer dry holes
     -   Horizontal drilling -- higher production rates
     -   Ongoing -- enhanced drilling/completion methods
-  Maintaining Conservative Debt Profile

Slide 8 - TXCO Operational Snapshot

-  811,000 Gross Acres in Leasehold/Options
   -  Maverick Basin -- 727,000 acres (490,000 net)
   -  Williston Basin -- 84,000 acres (83,000 net)
-  YE 2004 Reserve Make Up
   -  37.9 Bcfe -- 61% Proved Developed
      -  47% Gas -- 17.7 Bcf -- Up 13%
      -  53% Oil -- 3.4 MMBbls -- Up 62%
      -  PV-10 -- $80.8 million
          -   Price deck: $38.50/Bbl oil, $5.82/MMbtu gas
      -  33% increase over YE 2003
-  Total 2004 Oil and Gas Sales
   -  4.9 Bcfe -- cumulative sales volumes*
   -  13.4 MMcfe -- average daily sales volumes*
      -  60% Gas
       -  40% Oil
       - 95% from Maverick Basin
*   See appendix for definitions

Slide 9 - TXCO's Maverick Basin Focus Area
Map of Western United States of America with Maverick and Williston Basins indicated, and more detailed map focusing in on TXCO's Maverick Basin lease area
-     727,000-gross acre block
-     68% avg. working interest
-     75% 3-D seismic coverage
-     15+ stacked plays -- from 1,000' to 22,000'
-     Multi-year drilling inventory -- 1,500+ prospective locations

Slide 10 - TXCO's Pipeline/Marketing Synergy
Map of pipeline superimposed over Maverick Basin lease map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compression stations and Delivery points, as well as indicating the relative location of the Eagle Pass and Carrizo Springs communities and Mexico.
-     91-mile system provides:
       -  Higher netback
       -  Market access
       -  Ongoing cost savings
-     131% CAGR in throughput volumes, 2002-2004
-     35 MMcfd current capacity
-     50% capacity utilization
-     100 MMcfd capacity potential
-     Enhanced basin-wide production monitoring

Slide 11 - Maverick Basin Acreage Growth
                 75% Seismic Coverage
Map of TXCO's Maverick Basin leases with seismic coverage areas marked indicating coverage on TXCO lease block, on adjacent acreage and leases acquired February 2005.
-      Dominant Acreage Position
-      Strong Infrastructure
-      Operational Synergies
-      Early Acreage Aggregator
-      1,100+ Square Mile Block
-      Overlaid by 900+ square miles 3-D seismic database

Slide 12 - Operations Summary
James J. Bookout Vice President, Chief Operating Officer

Slide 13 - Maverick Basin: Prospect Rich
 Drawing showing geologic formations.
-     Escondido
-     Olmos
-     San Miguel
-     Anacacho
-     Austin Chalk
-     Eagleford
-     Buda
-     Del Rio
-     Georgetown
-     Pryor
-     McKnight
-     Glen Rose
-     Pearsall
-     Pine Island
-     Sligo
-     Hosston
-     Jurassic
-     Maverick Basin has 20+ productive zones

Slide 14 - Georgetown Fracture Play: Repeatable Success?
-      Unconventional Gas -- Resource Play
-      Horizontal Drilling -- 3-D Seismic Defined
-      43 Overall Well Completions -- Post Coherency
-      Estimated Cost Per Well: $550,000 to $1.1 million
-     Gross Reserves Targeted/Well:
       -  Gas -- 1 Bcfe +/-
       -  Oil --  50 +/- MBbls
-     500,000+ Acres Prospective for Georgetown
       -  350,000 +/- acres with 3-D seismic/coherency coverage
       -  Target depth 4,000' +/-

Slide 15 - Georgetown Fracture Play Update
-      2005 Drilling Program
       -   Initial CAPEX -- $16.9 million, 34 wells + 1 re-entry
            -   Pending ongoing rig availability
            -   Estimated well mix targets:
                 -  70% gas prospects
                 -   30% oil prospects
       -   2 wells drilling currently
-      30 Wells Drilled in 2004
       -   10 gas wells
       -    9 oil wells
       -    1 mechanical failure
       -   10 wells in progress/completion

Slide 16 - Georgetown Fracture Play: Repeatable Success
Picture of seismic for Comanche and Hollimon Prospects indicating a 28-mile span. Ellipses indicate Drilled locations.
-     Comanche Prospect -- 130,000 Acres
-     Hollimon Prospect -- 12,200 Acres
-     20 of 31 producing horizontal wells
-     9 in progress/recompletion
-     2 drilling currently

Slide 17 - Georgetown Fracture Play: Repeatable Success
Same picture as on Slide 18 with indicators added for Potential locations and outline indicating acreage leased in early 2005.
-     Predominantly gas-charged, blanket formation
-     300+ drillable prospects -- 50% WI
-     Typical cost/well: $1 million +/-
-     Targeted reserves/well: 1.0 Bcfe +/-

Slide 18 - Glen Rose:  3 Plays in One
Picture of seismic data for the Glen Rose Porosity on theComanche and Pena Creek portion of the lease block with wells drilled for 2002 through 2005 marked.
-   200+ prospective wells in three plays. Porosity -- Reefs -- Shoals.
-   3-D/2-D seismic defined
-   Reserves targeted/well
      -    Reefs/Shoals - 2 +/- Bcfe
      -    Porosity - 100 to 400 MBbls
-    Drilling costs
      -  Vertical -- $550,000 to $750,000
      -  Horizontal -- $920,000 to $1.1 million

Slide 19 - Glen Rose Drilling Update
-      2005 Drilling Program
       -   Initial CAPEX -- $3.4 million, 6 wells + 3 re-entries
            -  6 new Porosity oil wells, including 3 re-entries
            -  3 Shoal gas wells
            -  1 Porosity re-entry currently in completion
            -  1 Porosity currently drilling
-     22 Overall Wells Drilled/Re-entered in 2004
       -   17 wells completed
            -  10 Shoal gas wells
            -  2 Reef gas wells
            -  2 Porosity oil wells
            -  3 Georgetown recompletions
       -   5 wells in progress/recompletion

Slide 20 - Pearsall Shale Gas Play
Lease location map with the following leases labeled: Wipff, Burr Ranch, Bandera Johnston, Brown, Saner, Burr, Alkek, Paloma, Kincaid, Chittim A & B, Amistad, George, Callahan, Comanche Ranch, Pena Creek, Cage Ranch, McKnight, and Holliman.
-      Unconventional gas play
-      Blanket presence
-      Overpressured formation
-      Horizontal drilling and fracturing
-     3-D seismic defined

Slide 21 - Pearsall Hydrocarbon Distribution Map
Map with the following items labeled:
-       Early Wells, No Pipeline, Normal Pressure
-       F @ 1.4 MCFG, +9 BC/hr, 4,000 #, FTP
-       39 MMCFG, 796 BC, Normal Pressure
-       2 MMCFG, 74 BC
-       7 MMCFG, 203 BC
-       Chittim Field, 2,535,388 MCFG, 86,927 BC, 10 Wells, High Pressure
-       Los Cuatros Field - 19,423 BCFG, 170,172 BC, 44 Wells, High Pressure
-       55 MMCFG
-       High Pressure, 18.4# Mud
-       Strong Show, High Pressure
-       80' Flare, Reported Good Well

Slide 22 - Type Log, Pearsall Formation, Maverick County, Texas Slide contains an Electric Log and Mud Log for the Machi-Ross #2 Turney-Winn well.

Slide 23 - Pearsall Shale Net Unrisked Potential
-       Comanche Area 100,000 ac @ 320 ac/well => 312 loc x 3 Bcf x 50% x .74 => 346 Bcfe
-       Pena Creek Area 40,000 ac @ 320 ac/well => 125 loc x 3 Bcf x 50% x .74 =>  139 Bcfe
-       Cage Area 50,000 ac @ 320 ac/well => 156 loc x 3 Bcf x 50% x .74 =>            173 Bcfe
-       McKnight Area 40,000 ac @ 320 ac/well => 125 loc x 3 Bcf x 50% x .74 =>    139 Bcfe
-       Hollimon Area 12,000 ac @ 320 ac/well => 38 loc x 3 Bcf x 75% x .74 =>         63 Bcfe
-       Burr Area 20,000 ac @ 320 ac/well => 218 loc x 3 Bcf x 100% x .74 =>           484 Bcfe
-       Briscoe Area 20,000 ac @ 320 ac/well => 62 loc x 3 Bcf x 100% x .74 =>        138 Bcfe
-       Paloma Area 33,000 ac @ 320 ac/well => 103 loc x 3 Bcf x 66% x .74 =>        151 Bcfe
-       Kincaid Area 17,000 ac @ 320 ac/well => 53 loc x 3 Bcf x 100% x .74 =>       118 Bcfe
                                                                                                 Net TXCO Potential -- 1,751 Bcfe

Slide 24 - Austin Chalk Oil Play
Lease location map with the following leases labeled: Wipff, Burr Ranch, Bandera Johnston, Brown, Saner, Burr, Alkek, Paloma, Kincaid, Chittim A & B, Amistad, George, Callahan, Comanche Ranch, Pena Creek, Cage Ranch, McKnight, and Holliman.
-      Blanket presence
-      3-D seismic defined
-      Horizontal drilling

Slide 25 - Austin Chalk Hydrocarbon Potential Map
Map with the following items labeled:
-       Well locations labeled with 586 BO, 6,700 BO, 1301 BO, 158,587 BO, 1,338 BO,
              5,131 BO, 4,873 BO and 48,998 BO, respectively.
-       Seismic Line PEC 92-1
-       Austin Chalk Structure Map Outline
-       Seismic Line 90-1

Slide 26 - Austin Chalk 3-D Seismic View Slide contains a seismic picture labeled "Tracked Austin Chalk Horizon w Coherency H Res Volume Pena Creek".

Slide 27 - Austin Chalk 3-D Seismic Cross Section Slide contains a seismic picture labeled "Seismic Line -- Coherence HRes Plot" and indicating the Austin Chalk Zone.

Slide 28 - Austin Chalk Net Unrisked Potential
-       Comanche Area 100,000 ac @ 160 ac/well => 625 loc x 65,000 bbls x 50% x .74 => 15.0 Mbbls
-       Pena Creek Area 40,000 ac @ 160 ac/well => 250 loc x 65,000 bbls x 50% x .74 =>    6.0 Mbbls
-       Cage Area 50,000 ac @ 160 ac/well => 312 loc x 65,000 bbls x 50% x .74 =>               7.5 Mbbls
-       McKnight Area 40,000 ac @ 160 ac/well => 250 loc x 65,000 bbls x 50% x .74 =>      6.0 Mbbls
-       Hollimon Area 12,000 ac @ 160 ac/well => 38 loc x 65,000 bbls x 75% x .74 =>         1.4 Mbbls
-       Burr Area 35,000 ac @ 160ac/well => 218 loc x 65,000 bbls x 100% x .74 =>            10.5 Mbbls
-       Briscoe Area 10,000 ac @ 160 ac/well => 31 loc x 65,000 bbls x 100% x .74 =>          1.5 Mbbls
-       Paloma Area 20,000 ac @ 160 ac/well => 125 loc x 65,000 bbls x 66% x .74 =>          6.0 Mbbls
-       Kincaid Area 17,000 ac @ 160 ac/well => 106 loc x 65,000 bbls x 100% x .74 =>       5.1 Mbbls
-       Chittim Area 13,000 ac @ 160 ac/well => 81 loc x 65,000 bbls x 148% x .74 =>         1.9 Mbbls
                                                                         Net TXCO Potential -- 60.90 Mbbls (365 Bcfe)

Slide 29 - Financial Summary
P. Mark Stark Vice President, Treasurer and Chief Financial Officer

Slide 30 - Record Cash Flows -- Low Debt
Slide contains two charts: 1) Cash Flows Continue Growth, and 2) Improved Debt/Cap Ratio*.
Chart 1 -- Bar chart showing EBITDA, EBITDAX and Cash Flows for 1998 through 2004 in $ millions,    and indicating increasing liquidity.
Chart 2 -- Line chart indicating Total Capitalization by year for 1999 through 2004, in $ millions, and    indicating Stockholder Equity and percentages for Debt-Bank and Other and Debt-Preferred Stock.
      Debt-Bank and Other: 1999-2002 -- % not shown; 2003 -- 24.5%., and 2004 -- 19.6%
      Debt-Preferred Stock: 1999-2002 -- zero; 2003 -- 14.5%, and 2004 -- 11.5%.
*  See TXCO's Web site for non-GAAP reconciliations.
    See appendix for definitions.

Slide 31 - Reserve Growth and Replacement Rates Outperform Smallcap Universe
Slide contains two charts: 1) Rolling 3-Year Production Replacement, and 2) Total Proved Reserves* -- 37.9 Bcfe, 61% PDP.
Chart 1 is a bar chart showing production replacement by 3-year periods from 2001 through 2004, and an industry composite.
2001-2003 -- 287%; 2002-2004 -- 279%; and J.S. Herold 205%.
-     J.S. Herold's Smallcap Universe replacement rate was 205% during 2001-2003
-     Primarily organic growth
-     Texas reserves above 7,000 ft.
Chart 2 shows reserves in Bcfe by formation in layers, for the period from 2000 to 2004, for:
     Georgetown - oil; Georgetown - gas; San Miguel - oil; Glen Rose - oil; Glen Rose - gas;
     Escondido - gas; Other Formations; and, Williston Basin - oil. The chart shows the growth in gas      reserves in the Glen Rose and Georgetown formations and the growth in oil reserves from the San      Miguel, Georgetown and Glen Rose formations. Also indicates ending 2004 reserves at 37.9 Bcfe.
-     61% CAGR in proved reserves over the period presented
*  See appendix

Slide 32 - TXCO's Production Diverse, Growing
Slide contains two charts: 1) Average Daily Sales Volumes* and 2) 2004 Oil and Gas Sales by Play.
Chart 1 is a bar chart showing Average Daily Sales Volumes* in MMcfed by year and first quarter 2005, as follows: 2001 -- 8.1; 2002 -- 12.0; 2003 -- 13.2; 2004 -- 13.4, 1Q05 -- 12.7; and indicating the percentage growth from 2001 levels.
Chart 2 is a pie chart showing the relative sales in Bcfe from major plays during 2004, as follows:   Glen Rose Gas -- 1.8 Bcfe -- 37%; Glen Rose Oil -- 0.8 Bcfe -- 16%; Georgetown Gas -- 1.1 Bcfe -- 22%; Georgetown Oil -- Bcfe and % not shown; San Miguel -- 0.6 Bcfe -- % not shown; Williston, Escondido Gas, CBM Gas and Other -- Bcfe and % not shown.
-     2004 Cumulative Sales -- 4.9 Bcfe
*  See appendix for definition

Slide 33 - 2005 CAPEX Guidance: Multi-Play, Multi-Pay

Slide contains two charts: 1) a pie chart showing budget dollars, number of wells and % for three focus areas and Other; and 2) a bar chart titled 5-Year CAPEX/Drilling Mix.
-      Updated 2005 CAPEX Range: $26 to $33 million
-      60+ proposed wells
1)     Glen Rose Porosity/Shoals -- 6 Wells + 3 Re-entries -- $3.4 million -- 13%; Georgetown --
        34 Wells + 1 Re-entry -- $16.9 million -- 63%; Other -- 6 Wells -- $3.3 million -- 13%; and San          Miguel -- 12 Wells -- $2.8 million -- no % shown.
2)     Bar chart showing new wells, drilling and other components of CAPEX by year for the period
        2001 through 2004 and estimated for 2005.
                              Number          CAPEX            New drilling as a
              Year        of wells            budget                 % of CAPEX
               2001            25             $17.8 million                 73%
               2002            37             $27.1 million                 52%
               2003            71             $37.5 million                 82%
               2004            69             $41.7 million                 92%
               2005E          60+E         $26+ million                  95%

Slide 34 - Multiple Plays -- Varied Risk Profiles
Pie chart showing Risk components of 2005 drilling as a % of the drilling program.
-     Low Risk - 90%, San Miguel, Georgetown Fault and Glen Rose Shoal
-     Medium Risk - 7%, Olmos/CBM, Glen Rose Reef and Glen Rose Porosity
-     High Risk -  3%, Jurassic, Sligo and Pearsall

Slide 35 - TXCO Outperforms Smallcap Universe
Slide has two charts: 1) Rolling Gross Profit Return-On-Investment Ratio*, and 2) Drillbit F&D Costs*.
Chart 1 is a bar chart showing Return on Investment Ratios by 3-year periods from 2000 through 2004.
   Drillbit only: 2000-2002 -- 145%; 2001-2003 -- 192%; and 2002-2004 -- 207%.
   All sources: 2000-2002 -- 121%; 2001-2003 -- 137%; and 2002-2004 -- 141%.
Chart 2 is a bar chart showing Drillbit Finding & Development costs per Mcfe by 3-year periods from 2000 through 2004, and an industry composite.
       2000-2002 -- $1.41; 2001-2003 -- $1.59; J.S. Herold -- $2.86; 2002-2004 -- $1.80.
J.S. Herold's Smallcap Universe spent $2.86/Mcfe to replace reserves by drillbit during 2001-2003.
*   See appendix for definitions

Slide 36 - TXCO Capitalization

-      $178 Million Enterprise Value at May 10, 2005*
-      28.4 Million Common Shares Outstanding
-      $16 Million in Redeemable Preferred Stock
-      $20.4 Million Outstanding at March 31, 2005 on Reserve-Based Credit Facility
-      Current Ownership
        -   Institutional -- 36%
        -   Insider -- 20%
*  See appendix for definition

Slide 37 - Rising Reserves Per TXCO Share

Bar chart showing Proved Reserves per diluted common share per Mcfe by year, as follows:
2000 -- 0.32, 2001 -- 0.73, 2002 -- 1.23, 2003 -- 1.33, and 2004 -- 1.40, and indicating a 45% compound annual growth rate.

Slide 38 - Looking Ahead
James E. Sigmon President and Chief Executive Officer

Slide 39 - 4-Year Comparative Stock Performance

Chart shows stock performance for TXCO, TXCO Peers, S&P 500 and Dow Jones for May of 2001 through early May of 2005. Beginning and ending prices for TXCO were labeled as $3.50 and $4.93, respectively. Significant peaks in the TXCO stock performance graph are labeled, as follows:
-      Mid-2002 -- Glen Rose Porosity Oil Discovery
-      Late 2003 -- Jurassic Drilling
-      Late 2004 -- Analyst Coverage

-      TXCO -- The Exploration company; TXCO Peers -- BEXP, CRZO, CWEI, DBLE, EPEX, GSX, ABP, MCF, NGAS, PLLL, PQUE; Standard & Poor's 500 Stock Index; Dow Jones Industrial Average
Source: Bloomberg

Slide 40 - TXCO's Net Unrisked Potential In the Maverick Basin -- All Zones
-     Glen Rose Porosity                      75 Bcfe
-     Georgetown Gas                        279 Bcfe
-     Georgetown Oil                         247 Bcfe
-     Pryor (Lower GT)                      541 Bcfe
-     McKnight                                   472 Bcfe
-     Glen Rose Reef                            28 Bcfe
-     Glen Rose Shoal                            9 Bcfe
-     Pena Creek San Miguel           13 Bcfe
-     CBM                                       1,083 Bcfe
-     Sacatosa South San Miguel       111 Bcfe
-     Escondido/Olmos                        12 Bcfe
-     Pearsall                                    1,751 Bcfe
-     Jurassic                                       925 Bcfe
-     Austin Chalk                              365 Bcfe
-     Buda                                           265 Bcfe
-     Eagleford                                    265 Bcfe
-     Heavy Oil                                1,110 Bcfe

                        TXCO Potential -- 7,551 Bcfe

Slide 41 - TXCO Strategic Alternatives

-  We Seek Alternatives to Help Maximize TXCO's Potential in this Stage of the Cycle
-  Actively Accelerating Our Ongoing Business
-  Strategic Alternatives Include:
    -   Historical focus
         -   Increased access to and lower cost capital
         -   Teaming with well-capitalized industry partners
         -   Selling down interests in selected formations
    -   New options
        -   Merger with complementary E&P company
        -   Outright sale
-  A Sale Is Only One of Many Options!

Slide 42 - Why Own TXCO?
-     Dominant Player in Focus Area
-     Proven Exploration Track Record
-     Experienced Exploration Team
-     Multi-Year Project Inventory
       -   Attractive mix of low-risk development and high-upside exploratory projects
-     Multi-Pay Potential from Numerous Productive Intervals
-     Average 68% Working Interest with 54% Operational Control
-     Integrated Upstream/Midstream Assets

Slide 43 - Multi-Play, Multi-Pay In the Maverick Basin Visit us on the Web at www.txco.com

Slide 44 - Appendix
-   Acreage position -- Gross/net mineral acres held under lease or option
-   Average daily sales volumes -- Sales volumes approximate field production volumes after the impact of fuel, shrink, venting and/or downtime related to pipeline curtailment, amine/processing plant capacity, weather, compression, or routine repairs and maintenance.
-   Bcfe/MMcfe/Mcfe -- Billion cubic feet equivalent/Million cubic feet equivalent/Thousand cubic feet equivalent
-   CAGR -- Compound annual growth rate
-   Cash Flows -- Net cash provided by operating activities
-   Computer-assisted exploration (CAEX) -- The use of advanced computer technology to compile and assemble seismic and geologic data into a visualization of underground formations. This greatly increases the ability for exploration companies to pinpoint and tap hydrocarbons, while minimizing the total number of wells drilled.
-   Debt-to-Capitalization Ratio -- Total debt over (total debt plus total stockholder equity)
-   Drillbit Finding and Development Costs -- Per Mcfe, including exploration costs and actual drilling costs incurred compared to the volume of new reserves added, prior to any revisions in engineering estimates.
-   Ebitdax and Ebitda -- See the Investor Relations section of the Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures.
-   Enterprise value -- Diluted shares (assuming exercise of all outstanding options and warrants), times share price, plus debt, plus preferred equity, less cash and equivalents.
-   Gross Profit -- Oil and gas revenues less operating expenses and G&A costs
-   Gross Profit Return on Investment -- Gross Profit divided by Finding and Development Costs
-   MBbls/MMBbls - Thousand/million barrels of oil
-   MMcfd -- Million cubic feet of gas per day
-   Mcf -- Thousand cubic feet of gas
-   Total Proved Reserves -- Reserve estimates by independent reservoir engineers.